As filed with the Securities and Exchange Commission on March 22, 2004

===============================================================================
                                                  1933 Act File No. 333-104680
                                                   1940 Act File No. 811-21336


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary proxy statement.
[ ] Confidential, for use of theCommission only (as permitted by
    Rule 14a-6(e)(2)).
[X] Definitive proxy statement.
[ ] Definitive additional materials.
[ ] Soliciting material pursuant to Section 240.14a-12


                       FIRST TRUST VALUE LINE(R) 100 FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)


Payment of filing fee (check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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


                       FIRST TRUST VALUE LINE(R) 100 FUND
                              1001 Warrenville Road
                                    Suite 300
                              Lisle, Illinois 60532




                                 March 22, 2004




Dear Shareholder:

         The accompanying materials relate to the Annual Meeting of Shareholders (the "Meeting") of First Trust Value Line(R) 100 Fund (the "Fund"). The Meeting will be held at the offices of First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532 on April 19, 2004 at 10:00 a.m. Central time.

         At the Meeting, you will be asked to vote on a proposal to elect Trustees of the Fund and to transact such other business as may properly come before the Meeting and any adjournments thereof. The proposal is described in the accompanying Notice and Proxy Statement.

         Your participation at this Meeting is very important. If you cannot attend the Meeting, you may participate by proxy. As a shareholder, you cast one vote for each share that you own and a proportionate fractional vote for any fraction of a share that you own. Please take a few moments to read the enclosed materials and then cast your vote on the enclosed proxy card.

         Voting takes only a few minutes. Each shareholder's vote is important. Your prompt response will be much appreciated.

         After you have voted on the proposal, please be sure to sign your proxy card and return it in the enclosed postage-paid envelope.

         We appreciate your participation in this important Meeting. Thank you.

                                                 Sincerely,

                                                 James A. Bowen
                                                 Chairman of the Board

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

             1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

             2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

             3. All Other Accounts: The capacity of the individual signing the proxy should be indicated unless it is reflected in the form of registration. For example:

    REGISTRATION                                   VALID SIGNATURE

    CORPORATE ACCOUNTS

    (1)      ABC Corp.                             ABC Corp.
    (2)      ABC Corp.                             John Doe, Treasurer
    (3)      ABC Corp.
                c/o John Doe, Treasurer            John Doe
    (4)      ABC Corp. Profit Sharing Plan         John Doe, Trustee

    TRUST ACCOUNTS

    (1)      ABC Trust                             Jane B. Doe, Trustee
    (2)      Jane B. Doe, Trustee
                u/t/d 12/28/78                     Jane B. Doe

    CUSTODIAL OR ESTATE ACCOUNTS

    (1) John B. Smith, Cust.
                f/b/o John B. Smith, Jr. UGMA      John B. Smith
    (2)      John B. Smith                         John B. Smith, Jr., Executor

                       FIRST TRUST VALUE LINE(R) 100 FUND
                              1001 Warrenville Road
                                    Suite 300
                              Lisle, Illinois 60532
                              ---------------------


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          To be held on April 19, 2004

                              ---------------------

March 22, 2004

To the Shareholders of FIRST TRUST VALUE LINE(R) 100 FUND:

         Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of First Trust Value Line(R) 100 Fund (the "Fund"), a Massachusetts business trust, will be held at the offices of First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532 on April 19, 2004, at 10:00 a.m. Central time, for the following purposes:


                  1. The election of Trustees of the Fund.

                  2. To transact such other business as may properly come before the Meeting or any adjournment thereof.

         The Board of Trustees has fixed the close of business on February 16, 2004 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting.

                                        By order of the Board of Trustees,

                                        W. Scott Jardine
                                        Secretary



===============================================================================
SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO PROMPTLY COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.
===============================================================================

                     This page is intentionally left blank.

                       FIRST TRUST VALUE LINE(R) 100 FUND

                              1001 Warrenville Road
                                    Suite 300
                              Lisle, Illinois 60532
                              ---------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 19, 2004

                              ---------------------


                                 PROXY STATEMENT
                                 MARCH 22, 2004

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of First Trust Value Line(R) 100 Fund (the "Fund"), a Massachusetts business trust, for use at the Annual Meeting of Shareholders of the Fund to be held on April 19, 2004, at 10:00 a.m. Central time, at the offices of First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, and at any adjournments thereof (collectively, the "Meeting"). A Notice of Annual Meeting of Shareholders and a proxy card accompany this Proxy Statement.

         Proxy solicitations will be made, beginning on or about March 22, 2004, primarily by mail, but such solicitations may also be made by telephone or personal interviews conducted by officers or employees of the Fund; First Trust Advisors L.P. ("First Trust Advisors" or the "Adviser"), the investment adviser of the Fund; and PFPC Inc. ("PFPC"), the administrator, accounting agent and transfer agent of the Fund and a subsidiary of The PNC Financial Services Group Inc., or any of their affiliates. The costs of proxy solicitation and expenses incurred in connection with the preparation of this Proxy Statement and its enclosures will be paid by the Fund. The Fund will also reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of Fund shares.

         The Fund's most recent annual and semi-annual reports are available upon request, without charge, by writing to PFPC, 301 Bellevue Parkway, 2nd Floor, Wilmington, Delaware 19809, or by calling 800-988-5891. This Proxy Statement and the enclosed proxy card will first be mailed to shareholders on or about March 22, 2004.

         If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. If no instructions are marked on the enclosed proxy card, shares represented thereby will be voted in the discretion of the persons named on the proxy card. Accordingly, unless instructions to the contrary are marked thereon, a proxy will be voted FOR the election of the nominees as Trustees, and FOR any other matters deemed appropriate. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person, or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Meeting.

         Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of thirty-three and one-third percent (33-1/3%) of the voting power of the outstanding shares of the Fund. In the absence of a quorum, any lesser number of outstanding shares entitled to vote present in person or by proxy may adjourn the meeting from time to time until a quorum shall be present. For the purposes of establishing whether a quorum is present, all shares present and entitled to vote, including abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), shall be counted.

         The close of business on February 16, 2004 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

         The Fund has one class of shares of beneficial interest, par value $0.01 per share. On the Record Date there were 17,490,000 shares (the "Shares") outstanding. Common Shares of the Fund are listed on the American Stock Exchange under the ticker symbol "FVL". Shareholders of record on the Record Date are entitled to one vote for each share the shareholder owns and a proportionate fractional vote for any fraction of a share the shareholder owns. To the knowledge of the Board of Trustees, as of February 16, 2004, no single shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934 (the "1934 Act")) beneficially owned more than 5% of the Fund's outstanding Shares. Information as to beneficial ownership is based on reports filed with the Securities and Exchange Commission ("SEC") by such holders.

         In order that your Shares may be represented at the Meeting, you are requested to:

      o  indicate your instructions on the proxy card;
      o  date and sign the proxy card;
      o mail the proxy card promptly in the enclosed envelope which requires no postage if mailed in the continental United States; and
      o allow sufficient time for the proxy to be received (by 5:00 p.m., on April 16, 2004).

                        PROPOSAL 1: ELECTION OF TRUSTEES

         Proposal 1 relates to the election of Trustees of the Fund. Management proposes the election of the five Trustees: James A. Bowen, Richard E. Erickson, Niel B. Nielson, Thomas A. Kadlec and David M. Oster. Each Trustee has indicated his willingness to continue to serve if elected. If elected, each nominee will hold office until the next annual meeting of shareholders or until his successor is elected and qualified, or until he resigns, retires, or is otherwise removed. Each of the nominees was elected to the Fund's Board by the Fund's initial shareholder on June10, 2003.

         Trustees, including those who are not "interested persons" of the Fund ("Independent Trustees") as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), shall be elected by the affirmative vote of the holders of a plurality of the shares of the Fund cast in person or by proxy and entitled to vote thereon, provided a quorum is present. Abstentions and broker "non-votes" will have no effect on the approval of the proposal. Proxies cannot be voted for a greater number of persons than the number of nominees named.

         Unless you give contrary instructions on the enclosed proxy card, your shares will be voted FOR the election of all five nominees if your proxy card has been properly executed and timely received by the Fund. If any of the nominees should withdraw or otherwise become unavailable for election, your shares will be voted FOR such other nominee or nominees as management may recommend.

         THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 1.

                             ADDITIONAL INFORMATION

MANAGEMENT OF THE FUND

         The management of the Fund, including general supervision of the duties performed for the Fund under the investment management agreement between Fund and the Adviser, is the responsibility of the Board of Trustees. There are five Trustees of the Fund, one of whom is an "interested person" (as the term "interested person" is defined in the 1940 Act) and four of whom are Independent Trustees. No Independent Trustee has ever been a trustee, director or employee of, or consultant to the Adviser or any affiliate. The Trustees of the Fund set broad polices for the Fund, choose the Fund's officers, and hire the Fund's investment adviser. The officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Trustees. The following is a list of Trustees and officers of the Fund and a statement of their present positions, principal occupations during the past five years, the number of portfolios each oversees and the other directorships they hold, if applicable.


                                 BOARD NOMINEES

                              Interested Trustees
                              -------------------

                                                                                       NUMBER OF
                                                                                      PORTFOLIOS
                                               TERM OF            PRINCIPAL             IN FUND
                              POSITION(S)   OFFICE(2) AND       OCCUPATION(S)           COMPLEX              OTHER
 NAME, ADDRESS, AND            HELD WITH      LENGTH OF        DURING PAST FIVE       OVERSEEN BY        DIRECTORSHIPS
   DATE OF BIRTH               THE FUND      TIME SERVED           YEARS                TRUSTEE         HELD BY TRUSTEE

James A. Bowen(1)             President,     1 Year         President, First Trust        14                NONE
415 West Union                Chairman of                   Portfolios, L.P. and
Wheaton, IL 60187             the Board,     Since 2003     First Trust Advisors;
DOB: 9/55                     Chief                         Chairman of the
                              Executive                     Board of Directors,
                              Officer and                   Bond Wave, LLC
                              Trustee



                              Independent Trustees
                              --------------------

Richard E. Erickson           Trustee        1 Year         Physician,                     14                NONE
327 Gunderson Drive                                         Sportsmed/Wheaton
Carol Stream, IL 60188                       Since 2003     Orthopedics
DOB: 4/51


Niel B. Nielson               Trustee        1 Year         President (2002 to             14          Director of Good
1117 Mountain Terrace                                       Present), Covenant                         News Publishers-
Lookout Mountain, GA 30750                   Since 2003     College; Pastor (1997                      Crossway Books;
DOB: 3/54                                                   to 2002), College                          Covenant
                                                            Church in Wheaton                          Transport Inc.


Page 4


Thomas R. Kadlec              Trustee        1 Year         Vice-President, Chief          14                NONE
26W110 Sandpiper Ct.                                        Financial Officer
Wheaton, IL 60188                            Since 2003     (1990 to Present),
DOB: 11/57                                                  ADM Investor
                                                            Services, Inc.(Futures
                                                            Commission
                                                            Merchant; Registered
                                                            Representative (2000
                                                            to Present), Segerdahl
                                                            & Company, Inc., an
                                                            NASD member
                                                            (Broker-Dealer)


David M. Oster                Trustee        1 Year         Trader (Self-                   3                NONE
3N550 Wildflower Lane                                       Employed)(1987 to
West Chicago, IL 60185                       Since 2003     Present)(Options
DOB: 3/64                                                   Trading and Market
                                                            Making)

1 Mr. Bowen is deemed an "interested person" of the Fund due to his position as President of First Trust Advisors, investment adviser of the Fund.

2 Trustees are elected each year by shareholders and serve a one-year term until their successors are elected. Officers of the Fund have an indefinite term.



                                    Officers
                                    --------

                                                                              PRINCIPAL               NUMBER OF
                                                TERM OF OFFICE(2)           OCCUPATION(S)         PORTFOLIOS IN FUND
NAME, ADDRESS, AND        POSITION(S) HELD       AND LENGTH OF             DURING PAST FIVE         COMPLEX SERVED
  DATE OF BIRTH            WITH THE FUND          TIME SERVED                   YEARS                 BY OFFICER

Mark R. Bradley           Treasurer,             Indefinite              Chief Financial                 14
318 West Lincoln          Controller, Chief                              Officer, Managing
Wheaton, IL 60187         Financial Officer      Since 2003              Director, First Trust
DOB: 11/57                and Chief                                      Portfolios, L.P. and
                          Accounting Officer                             First Trust Advisors


Susan M. Brix             Assistant Vice         Indefinite              Representative First            14
1632 Timber Trail         President                                      Trust Portfolios, L.P.;
Wheaton, IL 60187                                Since 2003              Assistant Portfolio
DOB: 1/60                                                                Manager, First Trust
                                                                         Advisors


Robert F. Carey           Vice President         Indefinite              Senior Vice President,          14
1218 Olesen Drive                                                        First Trust Portfolios,
Naperville, IL 60540                             Since 2003              L.P. and First Trust
DOB: 7/63                                                                Advisors


W. Scott Jardine          Secretary              Indefinite              General Counsel,                14
740 Warwick Lane                                                         First Trust Portfolios,
Lake Zurich, IL 60047                            Since 2003              L.P. and First Trust
DOB: 5/60                                                                Advisors


Roger Testin              Vice President         Indefinite              Vice President                  14
5641 Elinor Avenue                                                       (August 2001-
Downers Grove, IL 60516                          Since 2003              Present) First Trust
DOB: 6/66                                                                Advisors; Analyst
                                                                         (1998 to 2001), Dolan
                                                                         Capital Management

         In addition to the Fund, the First Trust Fund Complex includes First Defined Portfolio Fund, LLC, an open-end management investment company advised by First Trust Advisors with 11 portfolios, First Trust Value Line(R) Dividend Fund and First Trust/Four Corners Senior Floating Rate Income Fund, closed-end funds also advised by First Trust Advisors.

         Messrs. Erickson, Nielson, Kadlec and Bowen are trustees of First Defined Portfolio Fund, LLC. Messrs. Bowen, Erickson, Nielson, Kadlec and Oster are Trustees of First Trust Value Line(R) Dividend Fund, First Trust/Four Corners Senior Floating Rate Income Fund and the Fund.1 None of the Independent Trustees, nor any of their immediate family members, has ever been a director, officer or employee of, or consultant to, First Trust Advisors, First Trust Portfolios, L.P. or their affiliates. In addition, Mr. Bowen, executive officer of the Fund, and the other officers of the Fund hold the same positions with First Defined Portfolio Fund, LLC, First Trust Value Line(R) Dividend Fund and First Trust/Four Corners Senior Floating Rate Income Fund, as they hold with the Fund.

BENEFICIAL OWNERSHIP OF SHARES HELD IN THE FUND BY
EACH NOMINEE FOR ELECTION AS TRUSTEE

         The following table sets forth the dollar range and number of equity securities beneficially owned by the Trustees in the Fund and in other funds in the First Trust Fund Complex as of December 31, 2003:


                                                                    AGGREGATE DOLLAR RANGE
                                                                    OF EQUITY SECURITIES IN ALL
                            DOLLAR RANGE OF EQUITY                  REGISTERED INVESTMENT COMPANIES
                            SECURITIES IN THE FUND/                 OVERSEEN BY TRUSTEE IN FUND
NAME OF TRUSTEE             (NUMBER OF SHARES HELD)                 COMPLEX/(NUMBER OF SHARES HELD)
James A. Bowen              $10,001-$50,000 (1,500 Shares)          $10,001-$50,000 (1,500 Shares)
Richard E. Erickson         $1-$10,000 (301 Shares)                 $1-$10,000 (301 Shares)
Thomas R. Kadlec            $10,001-$50,000 (1,600 Shares)          $50,001-$100,000 (3,900 Shares)
Niel B. Nielson             $1-$10,000 (200 Shares)                 $1-$10,000 (200 Shares)
David M. Oster              $10,001-$50,000 (1,000 Shares)          $10,001-$50,000 (1,000 Shares)



         As of December 31, 2003, the Independent Trustees of the Fund and immediate family members do not own beneficially or of record any class of securities of an investment adviser or principal underwriter of the Fund or any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund, nor did any Independent Trustee purchase or sell securities of First Trust Advisors or its parents, or subsidiaries.

         As of December 31, 2003, the Fund knows of no person who owns beneficially or of record 5% or more of the Fund's Shares. As of December 31, 2003, the Trustees and executive officer as a group beneficially owned 4,601 of the Fund's Shares (less than 1% of the Shares outstanding). As of December 31, 2003, the Trustees and executive officer as a group beneficially owned 6,901 shares of funds in the First Trust Fund Complex (less than 1% of the shares outstanding).

---------------------------------
(1) Messrs. Bowen, Erickson, Nielson, Kadlec and Oster are also Trustees of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund and First Trust/Value Line(R) & Ibbotson Equity Allocation Fund, closed-end funds advised by First Trust Advisors that have been organized but are not yet operating.

COMPENSATION

         The Fund pays each Trustee not affiliated with First Trust Advisors or its affiliates an annual fee of $10,000 plus $1,000 as compensation for each board meeting (in-person or by electronic means) and $500 per committee meeting (in-person or by electronic means) attended. Each Independent Trustee is reimbursed for travel and out-of-pocket expenses associated with attending board and committee meetings. The Board of Trustees held three meetings during the fiscal year ended December 31, 2003, and each of the Trustees attended all of the meetings. The aggregate fees and expenses paid to the Trustees by the Fund for the fiscal year ended December 31, 2003 amounted to $34,445 (including reimbursement for travel and out-of-pocket expenses).

         The following table sets forth certain information regarding the compensation of the Fund's Trustees for the fiscal year ended December 31, 2003. The Fund has no retirement or pension plans.


                         ESTIMATED                 TOTAL COMPENSATION FROM
                         AGGREGATE COMPENSATION    THE FUND AND THE FUND
NAME OF TRUSTEE          FROM THE FUND             COMPLEX

James A. Bowen           0                         0
Richard E. Erickson      $15,000                   $58,500
Thomas R. Kadlec         $15,000                   $37,000
Niel B. Nielson          $15,000                   $58,500
David M. Oster           $15,000                   $37,000


         The total compensation paid to Messrs. Erickson and Nielson, Independent Trustees of the Fund and Fund Complex for the fiscal year ended December 31, 2003 includes compensation for their services as Trustees to First Defined Portfolio Fund, LLC, First Trust Value Line(R) Dividend Fund, First Trust/Four Corners Senior Floating Rate Income Fund, and the Fund. For the fiscal year ended December 31, 2003, Messrs. Kadlec and Oster were not Trustees of First Defined Portfolio Fund, LLC. Accordingly, their total compensation was based on compensation paid by First Trust Value Line(R) Dividend Fund, First Trust/Four Corners Senior Floating Rate Income Fund and the Fund. Mr. Kadlec is now a Trustee of First Defined Portfolio Fund, LLC. The compensation for the Fund has been annualized to reflect compensation payable for a full fiscal year.

         The officers and the interested Trustee of the Fund receive no compensation from the Fund for serving in such capacity.


                                   COMMITTEES

AUDIT COMMITTEE

         The Board of Trustees has an Audit Committee, which consists of Messrs. Erickson, Kadlec, Nielson and Oster, all of whom are independent as defined in the listing standards of the American Stock Exchange. The Audit Committee is responsible for overseeing the Fund's accounting and financial reporting process, the system of internal controls, audit process and evaluating and appointing independent auditors (subject also to Board approval). The Audit Committee met twice during the fiscal year ended December 31, 2003, with all members present.

         In carrying out its responsibilities, the Audit Committee pre-approves all audit services for the Fund and permitted non-audit services (including the fees and terms thereof) to be performed for the Fund and the Adviser by its independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10A of the 1934 Act and Rule 2-01 of Regulation S-X that the Committee approves prior to the completion of the audit. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee. Any decisions by the Chairman to grant pre-approvals shall be presented to the full Committee at the next regularly scheduled meeting.

AUDIT COMMITTEE REPORT

         The role of the Audit Committee is to assist the Board of Trustees in its oversight of the Fund's accounting and financial reporting process. The Audit Committee operates pursuant to a Charter that was most recently reviewed and approved by the Board of Trustees on March 8, 2004, a copy of which is attached as Exhibit A hereto. As set forth in the Charter, management of the Fund is responsible for maintaining appropriate systems for accounting and internal controls and the audit process. The Fund's independent auditors are responsible for planning and carrying out proper audits and reviews of the Fund's financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

         In performing its oversight function, at a meeting held on February 19, 2004, the Audit Committee reviewed and discussed with management and the independent auditors, Deloitte & Touche LLP ("Deloitte & Touche"), the audited financial statements of the Fund as of and for the fiscal period from June 12, 2003 (commencement of operations) through December 31, 2003, and discussed the audit of such financial statements with the independent auditors and management.

         In addition, the Audit Committee discussed with the independent auditors the accounting principles applied by the Fund and such other matters brought to the attention of the Audit Committee by the independent auditors required by Statement of Auditing Standards No. 61, Communications with Audit Committees, as currently modified or supplemented. The Audit Committee also received from the independent auditors the written disclosures and letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, delineating relationships between the independent auditors and the Fund and discussed the impact that any such relationships may have on the objectivity and independence of the independent auditors.

         Members of the Fund's Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for purposes of accounting, financial management or internal control functions. Moreover, the Audit Committee relies on, and makes no independent verification of, the facts presented and the representations made to it by Fund management and Deloitte & Touche. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards or that the financial statements are presented in accordance with generally accepted accounting principles.

         At a meeting held on May 23, 2003, the Fund's Audit Committee selected Deloitte & Touche as independent auditors for the Fund for the fiscal period ending December 31, 2003. Such selection was ratified by the Fund's sole shareholder. Deloitte & Touche has advised the Fund that, to the best of its knowledge and belief, as of February 16, 2004, Deloitte & Touche professionals did not have any direct or material indirect ownership interest in the Fund inconsistent with independent professional standards pertaining to auditors. It is expected that representatives of Deloitte & Touche will be present at the Meeting to answer any questions that may arise. The Fund's Audit Committee has selected Deloitte & Touche as independent auditors for the Fund for the fiscal period ending December 31, 2004. In reliance on Rule 32a-4 under the 1940 Act, the Fund is not seeking shareholder ratification of the selection of Deloitte & Touche as independent auditors.

         Based on its consideration of the Fund's audited financial statements and the discussions referred to above with Fund management and Deloitte & Touche, and subject to the limitations on the responsibilities and role of the Audit Committee as set forth in the Charter and discussed above, the Audit Committee recommended the inclusion of the Fund's audited financial statements for the period ended December 31, 2003 in the Fund's Annual Report dated December 31, 2003.

         Submitted by the Audit Committee of the Fund:
                  Richard E. Erickson
                  Thomas R. Kadlec
                  Niel B. Nielson
                  David M. Oster

INDEPENDENT AUDITORS' FEES

         Set forth in the table below are fees billed by Deloitte & Touche to the Fund and the Adviser for the Fund's fiscal period ended December 31, 2003:

            Audit Fees     Audit-Related Fees     Tax Fees     All Other Fees
         --------------------------------------------------------------------
Fund          $42,177              $0              $5,000            $0
Adviser       $42,500            $20,400           $6,000            $0

         All of the services in the table above were pre-approved by the Audit Committee.

OTHER COMMITTEES

         The Board of Trustees of the Fund has three other standing committees: the Executive Committee (and Dividend and Pricing Committee), the Nominating and Governance Committee and the Valuation Committee. The Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board of Trustees to the extent permitted by the Fund's Declaration of Trust and By-Laws. The members of the Executive Committee also serve as a special committee of the Board known as the Dividend and Pricing Committee which is authorized to exercise all of the powers and authority of the Board in respect of the declaration and setting of dividends and the issuance and sale, through an underwritten public offering, of the Shares of the Fund and all other such matters relating to such financing, including determining the price at which such shares are to be sold and approval of the final terms of the underwriting agreement, including approval of the members of the underwriting syndicate. Messrs. Bowen and Kadlec are members of the Executive Committee. The Executive Committee serving as the Pricing Committee met once during the fiscal year ended December 31, 2003.

         The Fund's Nominating and Governance Committee (formerly the Nominating Committee) (the "Committee") is composed entirely of Trustees who are not "interested persons" (as that term is defined in the 1940 Act) of the Fund and who are "Independent Trustees" within the meaning of the listing standards of the American Stock Exchange. Messrs. Erickson, Kadlec, Nielson and Oster are members of the Committee. The purpose of the Committee is to oversee matters related to the nomination of trustees and as necessary, the corporate governance of the Fund. The Committee is responsible for, among other things, seeking, identifying and nominating qualified candidates for election or appointment as trustees in the event of a vacancy, consistent with criteria approved by the Board, for the next annual meeting of shareholders; evaluating Board performance and processes; reviewing Board committee assignments; and, to the extent necessary or desirable, establishing corporate governance guidelines and procedures. The committee operates under a written charter adopted and approved by the Board, a copy of which is attached hereto as Exhibit B and is available on the Fund's website at www.ftportfolios.com. The Committee did not meet during the fiscal year ended December 31, 2003.

         If there is no vacancy on the Board, the Board will not actively seek recommendations from other parties, including shareholders. When a vacancy on the Board occurs, the committee may seek recommendations for candidates from those sources it deems appropriate in its discretion, including shareholders of the Fund. The Committee may retain a search firm to identify candidates. Shareholders of the Fund who wish to recommend a person for nomination as a candidate for a position on the Fund's Board should mail such recommendation to the Fund, attention W. Scott Jardine, 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532. Recommendations must include (a)evidence of Fund ownership of the person or entity recommending the candidate (if a Fund shareholder); (b)a full description of the proposed candidate's background, including their education, experience, current employment and date of birth; (c)names and addresses of at least three professional references for the candidate;
(d)information as to whether the candidate is an "interested person" (as such term is defined in the 1940 Act) and such other information that may be considered to impair the candidate's independence and (e)any other information that may be helpful to the Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Committee is accepting recommendations, the recommendation will be forwarded to the Chairperson of the Committee and outside counsel to the Independent Trustees. Recommendations received at any other time will be kept on file until such time as the Committee is accepting recommendations at which point they may be considered for nomination.

         In recruiting new trustees, the Committee seeks to recruit and retain qualified independent trustees of high integrity, whose skills and experience will enhance the Board's ability to effectively represent the interests of the Fund's shareholders and oversee the wide range of regulatory and business issues affecting the Fund. A candidate for trustee must meet certain basic requirements, including relevant skills and experience, time availability and if qualifying as a non- "interested person" candidate, independence from the Fund, investment adviser or other service providers. The qualifications of a particular candidate, however, may vary depending on the current composition of the Board and the mix of skills and backgrounds of the incumbent trustees since the Committee seeks to establish an effective Board with an appropriate range of skills and experience, in the aggregate. In addition to relevant skills and experience, all candidates must possess high standards of personal integrity that are assessed on the basis of personal interviews, recommendations, or direct knowledge by Committee members. The review process may include, without limitation, personal interviews, background checks, written submissions by the candidates and third party references. Under no circumstances shall the Committee evaluate persons recommended by a shareholder of the Fund on a basis substantially different than that used for other persons recommended for the same election or appointment of trustees. The Committee reserves the right to make the final selection regarding the nomination of any trustees.

         The Valuation Committee is responsible for the oversight of the pricing procedures of the Fund. Messrs. Erickson, Kadlec and Oster are members of the Valuation Committee. The Valuation Committee did not meet during the fiscal year ended December 31, 2003.

ATTENDANCE AT ANNUAL SHAREHOLDER MEETINGS

         The policy of the Board relating to attendance by Trustees at annual meetings of the Fund is contained in the Fund's Nominating and Governance Committee Charter, which is attached as Exhibit B and is posted on the Fund's website at www.ftportfolios.com.

INVESTMENT ADVISER AND ADMINISTRATOR

         First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, serves as the Fund's investment adviser. PFPC acts as the Fund's administrator and is located at 101 Federal Street, 6th Floor, Boston, Massachusetts 02110. PFPC is a leading provider of full service mutual fund shareholder and record keeping services. In addition to its mutual fund transfer agent and record keeping service, PFPC provides complimentary services through its own subsidiary business units.

SECTION 30(h) AND SECTION 16(a) BENEFICIAL INTEREST REPORTING COMPLIANCE

         Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require the Fund's officers and Trustees, certain persons affiliated with First Trust Advisors and persons who beneficially own more than 10% of the Fund's Shares to file reports of ownership and changes of ownership with the SEC and the American Stock Exchange, Inc. and to furnish the Fund with copies of all Section 16(a) forms they file. Based solely upon its review of the copies of such forms received by it and written representations from certain of such persons, the Fund believes that during its fiscal year ended December 31, 2003, all such filing requirements applicable to such persons were met.

SHAREHOLDER PROPOSALS

         To be considered for presentation at the annual meeting of shareholders of the Fund to be held in 2005, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of the Fund at 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, not later than December 1, 2004. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must submit such written notice to the Fund not later than January 31, 2005. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

SHAREHOLDER COMMUNICATIONS

         Fund shareholders who want to communicate with the Board or any individual Trustee should write the Fund to the attention of Fund Secretary, W. Scott Jardine. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee it will be sent to the chair of the Nominating and Governance Committee and the outside counsel to the Independent Trustees for further distribution as deemed appropriate by such persons.

FISCAL YEAR

         The Fund's first fiscal year end was December 31, 2003.

ANNUAL REPORT DELIVERY

         Annual reports will be sent to shareholders of record of the Fund following the Fund's fiscal year end. The Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to the Fund at 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532 or by calling 1-800-988-5891.

         Please note that only one annual report or proxy statement may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the Fund at the address and phone number set forth above.

GENERAL

         A list of shareholders entitled to be present and to vote at the Meeting will be available at the offices of the Fund, 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Meeting.

         Failure of a quorum to be present at the Meeting will necessitate adjournment and will subject the Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of the Meeting to permit further solicitation of proxies with respect to the proposal if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under the Fund's By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Meeting.

                    OTHER MATTERS TO COME BEFORE THE MEETING

         No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote thereon according to their best judgment in the interests of the Fund.

March 22, 2004

                                    EXHIBIT A


                             AUDIT COMMITTEE CHARTER



I.       PURPOSE.

         The Audit Committee (the "Committee") is appointed by the Boards of Trustees (the "Boards") of investment companies (the "Funds") advised by First Trust Advisors L.P. ("Fund Management") for the following purposes:

         A. to oversee the accounting and financial reporting processes of the Fund and its internal controls and, as the Audit Committee deems appropriate, to inquire into the internal controls of certain third-party service providers;

         B. to oversee the quality and integrity of the Fund's financial statements and the independent audit thereof;

         C. to oversee, or, as appropriate, assist Board oversight of, the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal controls and independent audits; and

         D. to approve, prior to the appointment, the engagement of the Fund's independent auditor and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund's independent auditor.

II.      COMMITTEE ORGANIZATION AND COMPOSITION.

         A. Size and Membership Requirements (applicable to closed-end funds advised by First Trust Advisors L.P.).

         1. The Committee shall be composed of at least three members, all of whom shall be trustees of the Funds. Each member of the Committee, and a Committee chairperson, shall be appointed by the Board on the recommendation of the Nominating and Governance Committee.

         2. Each member of the Committee shall be independent of the Fund and must be free of any relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment as a Committee member. In particular, each member must meet the independence and experience requirements of the New York Stock Exchange, the American Stock Exchange, Section 10A of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Rule 10A-3 thereunder, and other applicable rules and regulations of the Securities and Exchange Commission ("SEC"). Included in the foregoing is the requirement that no member of the Committee be an "interested person" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act").

         3. At least one member of the Committee shall have been determined by the Board, exercising its business judgment, to qualify as an "audit committee financial expert" as defined by the SEC.

         4. Each member of the Committee shall have been determined by the Board, exercising its business judgment, to be "financially literate" as required by the New York Stock Exchange. In addition, at least one member of the Committee shall have been determined by the Board, exercising its business judgment, to have "accounting or financial management expertise," as required by the New York Stock Exchange. Such member may, but need not be, the same person as the Committee's "audit committee financial expert."

Page A-1


         B. Frequency of Meetings.

         The Committee will ordinarily meet once for every regular meeting of the Board. The Committee may meet more or less frequently as appropriate, but no less than twice per year.

         C.       Term of Office.

         Committee members shall serve until they resign or are removed or replaced by the Board.

III.     RESPONSIBILITIES.

         A.       With respect to Independent Auditors:

         1. The Committee shall be responsible for the appointment or replacement (subject if applicable, to Board and/or shareholder ratification), compensation, retention and oversight of the work of any registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds ("External Auditors"). The External Auditors shall report directly to the Committee.

         2. The Committee shall meet with the External Auditors and Fund Management to review the scope, fees, audit plans and staffing of the proposed audits for each fiscal year. At the conclusion of the audit, the Committee shall review such audit results, including the External Auditor's evaluation of the Fund's financial and internal controls, any comments or recommendations of the External Auditors, any audit problems or difficulties and Fund Management's response, including any restrictions on the scope of the External Auditor's activities or on access to requested information, any significant disagreements with Fund Management, any accounting adjustments noted or proposed by the auditor but not made by the Fund, any communications between the audit team and the audit firm's national office regarding auditing or accounting issues presented by the engagement, any significant changes required from the originally planned audit programs and any adjustments to the financial statements recommended by the auditors.

         3. The Committee shall meet with the External Auditors in the absence of Fund Management, as necessary.

         4. The Committee shall pre-approve all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Fund by its External Auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee, and shall report any such pre-approval to the full Committee.

         5. The Committee shall approve the External Auditor's engagements for non-audit services with the Fund Management (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X.

         6. If the External Auditor has provided non-audit services to Fund Management (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund that were not pre-approved pursuant to the de minimis exception, the Committee shall consider whether the provision of such non-audit services is compatible with the External Auditor's independence.

         7. The Committee shall obtain and review a report from the External Auditors at least annually (including a formal written statement delineating all

Page A-2

relationships between the auditors and the Fund consistent with Independent Standards Board Standard 1 as may be amended, restated, modified or replaced) regarding (a) the External Auditor's internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by an inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm; (c) any steps taken to deal with any such issues; and (d) the External Auditor's independence, including all relationships between the External Auditors and the Fund and its affiliates; and evaluating the qualifications, performance and independence of the External Auditor, including their membership in the SEC practice section of the AICPA and their compliance with all applicable requirements for independence and peer review, and a review and evaluation of the lead partner, taking into account the opinions of management and discussing such reports with the External Auditors. The Committee shall present its conclusions with respect to the External Auditor to the Board.

         8. The Committee shall review reports and other information provided to it by the External Auditors regarding any illegal acts that they should discover (whether or not perceived to have a material effect on the Fund's financial statements), in accordance with and as required by Section 10A(b) of the Exchange Act.

         9. The Committee shall ensure the rotation of the lead (or concurring) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and further considering the rotation of the independent auditor firm itself.

         10. The Committee shall establish and recommend to the Board for ratification a policy of the Fund the hiring of employees or former employees of the External Auditor who participated in the audits of the Funds' financial statements by the Fund or Fund Management.

         11. The Committee shall take (and, where appropriate, recommend that the Board take) appropriate action to oversee the independence of the External Auditor.

         12. The Committee shall report regularly to the Board on the results of the activities of the Committee, including any issues that arise with respect to the quality or integrity of the Funds' financial statements, the Funds' compliance with legal or regulatory requirements, the performance and independence of the Funds' External Auditors, or the performance of the internal audit function, if any.

         B. With respect to Fund Financial Statements:

         1. The Committee shall review and discuss with Fund Management and the External Auditors the annual audited financial statements and periodic financial statements of the Fund, major issues regarding accounting and auditing principles and practices, and the Fund's disclosures in its periodic reports under "Management's Discussion and Analysis."

         2. The Committee shall review and discuss reports, both written and oral, from the External Auditors or Fund Management regarding (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles for policies and practices that have been discussed with management, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the External Auditors; (c) other material written communications between the External Auditors and management, such as any management letter or schedule of unadjusted differences; and (d) all non-audit services provided to any entity in the investment company complex (as defined in Rule 2-01 of Regulation S-X) that were not pre-approved by the Committee.

         3. The Committee shall review disclosures made to the Committee by the Fund's principal executive officer and principal financial officer during their certification process for the Fund's periodic reports about any significant deficiencies in the design or operation of internal controls or material

Page A-3


weaknesses therein and any fraud involving management or other employees who have a significant role in the Fund's internal controls.

         4. The Committee shall discuss with the External Auditors the matters required to be discussed by Statement of Auditing Standards (SAS) No. 90, Audit Committee Communications (which amended SAS 61, Communication with Audit Committees), that arise during the auditor's review of the Fund's financial statements.

         5. The Committee shall review and discuss with management and the External Auditors (a) significant financial reporting issues and judgments made in connection with the preparation and presentation of the Funds' financial statements, including any significant changes in the Funds' selection or application of accounting principles and any major issues as to the adequacy of the Funds' internal controls and any special audit steps adopted in light of material control deficiencies, and (b) analyses prepared by Fund Management or the External Auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

         6. The Committee shall review and discuss with management and the External Auditors the effect of regulatory and accounting initiatives on the Funds' financial statements.

         7. The Committee shall receive and review periodic reports (including a formal written statement delineating all relationships between the auditors and the Funds, consistent with the Independence Standards Board Standard 1) from the firms of External Auditors regarding their independence, their membership in the SEC practice section of the AICPA and their compliance with all applicable requirements for independence and peer review.

         8. The Committee shall discuss with Fund Management the Fund's press releases regarding financial results and dividends, as well as financial information and earnings guidance provided to analysts and rating agencies. This discussion may be done generally, consisting of discussing the types of information to be disclosed and the types of presentations to be made. The Chairman of the Committee shall be authorized to have these discussions with management on behalf of the Committee.

         9. The Committee shall discuss with Fund Management the Funds' major financial risk exposures and the steps Fund Management has taken to monitor and control these exposures, including the Funds' risk assessment and risk management policies and guidelines. In fulfilling its obligations under this paragraph, the Committee may, as applicable, review in a general manner the processes other Board committees have in place with respect to risk assessment and risk management.

         C. With respect to serving as a Qualified Legal Compliance Committee:

         1. The Committee shall serve as the Fund's "qualified legal compliance committee" ("QLCC") within the meaning of the rules of the SEC and, in that regard, the following shall apply.

         i. The Committee shall receive and retain, in confidence, reports of evidence of a (a) material violation of any federal or state securities laws,
(b) a material breach of a fiduciary duty arising under any federal or state laws or (c) a similar material violation of any federal or state law by the Fund or any of its officers, trustees, employees or agents (a "Report of Material Violation"). Reports of Material Violation may be addressed to the Funds, attention W. Scott Jardine, at the address of the principal offices of the Funds, which currently is 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532.

         ii. Upon receipt of a report of a Report of Material Violation, the Committee shall (a)inform the Fund's chief legal officer and chief executive officer (or the equivalents thereof) of the report (unless the Committee determines it would be futile to do so), and (b)determine whether an investigation is necessary.

Page A-4


         iii. After considering the Report of a Material Violation, the Committee shall do the following if it deems an investigation necessary:

                      o     Notify the full Board;

                      o Initiate an investigation, which may be conducted either by the chief legal officer (or the equivalent thereof) of the Fund or by outside attorneys; and

                      o Retain such additional expert personnel as the Committee deem necessary.

          iv. At the conclusion of any such investigation, the Committee shall:

                      o Recommend, by majority vote, that the Fund implement an appropriate response to evidence of a material violation; and

                      o Inform the chief legal officer and the chief executive officer (or the equivalents thereof) and the Board of the results of any such investigation and the appropriate remedial measures to be adopted.

         2. The Committee shall take all other action that it deems appropriate in the event that the Fund fails in any material respect to implement an appropriate response that the Committee, as the QLCC, has recommended the Fund take.

         D. Other Responsibilities:

         1. The Committee shall receive, retain and handle complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters from any person, whether or not an employee of the Fund or Fund Management, and shall receive submissions of concerns regarding questionable accounting or auditing matters by employees of the Fund and Fund Management, administrator, principal underwriter, or any other provider of accounting-related services for the Funds. All such complaints and concerns shall be handled in accordance with the Committee's procedures for operating as a QLCC, outlined in III.C above.

         2. The Committee shall review, with fund counsel and independent counsel to the Board, any legal matters that could have significant impact on the Fund's financial statements or compliance policies and the findings of any examination by a regulatory agency as they relate to financial statement matters.

         3. The Committee shall review and reassess the adequacy of this charter on an annual basis, if necessary, and provide a recommendation to the Board for approval of any proposed changes deemed necessary or advisable by the Committee.

         4. The Committee shall evaluate on an annual basis the performance of the Committee.

         5. The Committee shall review with the External auditors and with Fund Management the adequacy and effectiveness of the Fund's internal accounting and financial controls.

         6. The Committee shall discuss with Fund Management and the External Auditor any correspondence with regulators or governmental agencies that raise material issues regarding the Funds' financial statements or accounting policies.

         7. The Committee shall obtain any reports from Fund Management with respect to the funds' policies and procedures regarding compliance with applicable laws and regulations. The Committee shall perform other special reviews, investigations or oversight functions as requested by the Board and shall receive and review periodic or special reports issued on exposure/controls, irregularities and control failures related to the Funds.

Page A-5


         8. The Committee shall prepare any report of the Committee required to be included in a proxy statement for the Fund.

         9. The Committee may request any officer or employee of the Fund or Fund Management, counsel to the independent trustees, the Fund's outside counsel and External Auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

         10. The Committee shall perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the powers.

IV.      AUTHORITY TO ENGAGE ADVISERS.

         The Committee may engage independent counsel and other advisers, as it determines necessary to carry out its duties. The Committee may request any officer or employee of the Fund, First Trust Advisors, the Fund's External Auditors or outside counsel to attend a meeting of the Committee or to meet with any members of, or, consultants to, the Committee. The Fund's External Auditors and internal auditors shall have unrestricted accessibility at any time to Committee members.

V.       FUNDING PROVISIONS.

         A. The Committee shall determine the:

         1. Compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund; and

         2. Compensation to any advisers employed by the Committee.

         B. The expenses enumerated in this Article V and all necessary and appropriate administrative expenses of the Committee shall be paid by the Fund or Fund Management.

VI.      MANAGEMENT AND EXTERNAL AUDITOR'S RESPONSIBILITIES.

         A. Fund Management has the primary responsibility for establishing and maintaining systems for accounting, reporting, disclosure and internal controls. The External Auditor has the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls. Each External Auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds shall report directly to the Committee. The External Auditor's ultimate accountability is to the Board and the Committee, as representatives of shareholders.

         B. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Funds' financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Nor is it the duty of the Committee to assure compliance with laws and regulations and/or the Funds' Code of Ethics.

         C. In discharging its responsibilities, the Committee and its members are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by:
(1)one or more officers of the Fund; (2)legal counsel, public accountants, or other persons as to matters the trustee reasonably believes are within the person's professional or expert competence; or (3) a Board committee of which the trustee is not a member.

Page A-6


                                    EXHIBIT B


                   NOMINATING AND GOVERNANCE COMMITTEE CHARTER

I.       NOMINATING AND GOVERNANCE COMMITTEE.

         There shall be a committee of each Board of Trustees ("Board") of investment companies advised by First Trust Advisors L.P. (the "Funds" or individually, a "Fund") to be known as the Nominating and Governance Committee (the "Committee"). Members of the Committee shall be appointed and removed by the Board from time to time in its discretion.

         A.       Composition and Qualifications.

         The Committee shall be composed entirely of independent trustees of the Board. The term "independent trustee" as used in this Charter means any director or trustee who is not an "interested person" of the Funds as such term is defined in the Investment Company Act of 1940, as amended, and any rules or regulations adopted thereunder (the "1940 Act"), and who is an "independent director" within the meaning of the Listed Company Manual of the New York Stock Exchange, Inc. or the Amex Company Guide of the American Stock Exchange LLC, as applicable. One independent trustee shall be elected as chair of the Committee.

         To serve on the Committee, a trustee must be independent and must have sufficient time available to competently manage the duties associated with membership on the Committee in addition to the other duties associated with being a trustee and in addition to any other commitments. Committee members shall be appointed by the full Board and shall serve an unlimited number of one-year terms on the Committee.

         B. Statement of Purpose.

         The purpose of the Committee shall be to oversee matters related to the nomination of trustees and, as necessary, the corporate governance of the Funds. The Committee's duties shall include, but not be limited to, seeking, identifying, and nominating qualified candidates for election or appointment as trustees in the event of a vacancy, consistent with criteria approved by the Board, for the next annual meeting of shareholders; the evaluation of Board performance and processes; review of Committee assignments; and, to the extent necessary or desirable, the establishment of corporate governance guidelines and procedures.

II. THE COMPOSITION AND OPERATION OF THE BOARD.

                  A. The Committee shall review the composition of the Board as it deems necessary. In its review, the Committee shall consider, among other things, the size of the Board, the skills, experience and background of the Trustees, and the strengths and weaknesses of the skills or knowledge base of the Board.

                  B. In the event of a vacancy on the Board, the Committee shall seek and accept recommendations of qualified individuals for a position as a trustee. Once it has identified one or more candidates, the Committee will nominate one individual to fill each vacancy on the Board. In performing this function, the Committee shall consider, among other things, legal and fiduciary duties associated with Board membership; expectations regarding preparation, attendance, and participation at meetings; Fund ownership; limitations on investments; and independence from the Funds' investment adviser (including sub-advisers) and other principal service providers, including any affiliates of such persons, if applicable. The Committee shall consider the effect of any relationships that the Committee may consider to impair the candidate's independence including, but not limited to, relationships delineated in the 1940 Act and any other applicable federal securities laws and regulations and rules and regulations of

Page B-1

         self-regulatory organizations that might impair their independence, and business, financial or family relationships with the Funds' investment adviser (including sub-advisers) and service providers, including any affiliates of such persons. The Committee may, but shall not be required to, establish minimum qualifications to be possessed by all nominees. The Committee may also establish specific qualities or skills to be possessed by one or more trustees.

                  C. If there is no vacancy on the Board, the Board will not actively seek recommendations from other parties, including shareholders. When a vacancy on the Board occurs and nominations are sought to fill such vacancy, the Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the Fund. The Committee may retain a search firm to identify candidates. The Committee shall have sole authority to retain and terminate any such search firm, including the sole authority to approve the fees and other terms of such retention.

                  D. The Committee may review at its discretion and make recommendations with regard to the tenure of the trustees, including term limits and/or age limits.

                  E. At least annually, the Committee shall evaluate (or cause an evaluation to be performed of) (i) the performance of the Board and the organization and effectiveness of Board meetings, and (ii) the performance of the Committee and the organization and effectiveness of Committee meetings.

                  F. The Board seeks to have as many trustees as possible in attendance at annual meetings of shareholders of the Fund (each an "Annual Meeting"). Accordingly, the Committee hereby establishes a policy regarding attendance at Annual Meetings that the trustees shall make reasonable efforts to attend the Annual Meeting of each of the Funds, while also recognizing that each trustee has other responsibilities and duties and that it may not be possible or practical to attend all of the Annual Meetings of the Funds.

                  The Fund's Secretary or another designee shall compile information relating to trustee attendance at each Annual Meeting.

                  This policy and the attendance information relating to the most recent Annual Meeting shall be posted to the website for the Funds and the website address for such information shall be set forth in the Funds' annual proxy statement.

                  G. The Committee shall review committee assignments periodically and make nominations for trustee membership on all committees. The Committee shall also recommend to the full Board the chair of each committee. The full Board shall act on such recommendations and nominations as it sees fit.

                  H. The Committee shall periodically review and make recommendations to the full Board regarding the responsibilities of any committee, and any charter thereof (other than the audit committee), of the Board. Such review may include, among other things, the continuing need for each committee, the need for additional committees, and the need or desire to combine or reorganize committees.

                  I. The Committee shall periodically review and make recommendations regarding trustee compensation to the full Board.

                  J. The Committee shall perform such other functions and have such powers as may be necessary or appropriate in the efficient and lawful discharge of the powers provided in this Charter.

Page B-2


                  K. The Committee shall report its activities to the full Board and make recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

III. SHAREHOLDER COMMUNICATIONS.

         Shareholders may communicate in writing with members of the Board via regular mail. Written communications to trustees should be addressed to the Funds, attention W. Scott Jardine, at the address of the principal offices of the Funds, which currently is 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532. If the communication is intended for a specific trustee and so indicated it will be sent only to that trustee. If a communication does not indicate a specific trustee it will be sent to the Chair of the Committee and the outside counsel to the independent trustees for further distribution as deemed appropriate by such persons.

         Persons or entities, including shareholders of the Funds, who wish to recommend a person for nomination as a candidate for a position on the Board, shall mail such recommendation to W. Scott Jardine at the Funds' address above. To submit a recommendation, such person shall include: (a) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund shareholder), (b) a full description of the proposed candidate's background, including their education, experience, current employment, and date of birth,
(c) names and addresses of at least three professional references for the candidate, (d) information as to whether the candidate is an "interested person" in relation to such Fund, as such term is defined in the Investment Company Act of 1940, as amended, and such other information that may be considered to impair the candidate's independence and (e) any other information that may be helpful to the Committee in evaluating the candidate.

         If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Committee is accepting recommendations, the recommendation will be forwarded to the Chair of the Committee and the outside counsel to the independent trustees. Recommendations received at any other time will be kept on file until such time as the Committee is accepting recommendations, at which point they may be considered for nomination.

IV.      CANDIDATE QUALIFICATIONS.

         The Committee seeks to recruit and retain qualified independent trustees of high integrity, whose skills and experience will enhance the Board's ability to effectively represent the interests of the Funds' shareholders and oversee the wide range of regulatory and business issues affecting the Funds. The Committee seeks to consider a number of candidates when a vacancy on the Board of Trustees occurs. Each candidate must meet certain basic requirements, including relevant skills and experience, time availability and independence from the management company, the adviser or service providers if qualifying as an independent trustee. In addition, depending on the current composition of the Board of Trustees and the mix of skills and backgrounds of the incumbent trustees, the qualifications sought of a particular candidate may vary in seeking to establish an effective Board with an appropriate range of skills and experience, in the aggregate. In addition to relevant skills and experience, all candidates must possess high standards of personal integrity that are assessed on the basis of personal interviews, recommendations, or direct knowledge by Committee members.

V.       REVIEW PROCESS.

         Recommendations for candidates to the Board of Trustees will be evaluated in light of the current size and composition of the Board of Trustees and expected changes thereto. The review process may include, without limitation, personal interviews, background checks, written submissions by the candidates and third party references. Background information on a potential candidate initially will be forwarded to the Chair of the Committee and the

Page B-3

outside counsel to the independent directors. Under no circumstances shall the Committee evaluate nominees recommended by a shareholder of the Funds on a basis substantially different than that used for other nominees for the same election or appointment of trustees.

VI.      SOURCE OF RECOMMENDATIONS.

         When seeking qualified candidates, the Committee and the Secretary (or other person designated by the Committee), shall identify and organize the recommendations received by the Committee (other than recommendations of persons who are executive officers or who are directors standing for re-election) in accordance with one or more of the following categories of persons or entities that made such recommendation:

                  (1) a shareholder, independent director, chief executive officer, or other executive officer of the Fund;

                  (2) a third-party search firm used by or on behalf of the Fund;

                  (3) a shareholder, director, chief executive officer, other executive officer, or employee of the investment company's (a) investment advisor, (b) principal underwriter, or (c) affiliated person of the investment adviser or principal underwriter; and

                  (4) any other specified source.

         If it is determined that a nominee was initially recommended by a shareholder or group of shareholders owning 5% or more of the Fund's voting common securities, the Committee and Secretary or other person designated by the Committee shall identify such candidate and the shareholder making such recommendation in the Fund's proxy statement, as required under Item 7(d)(2)(ii)(L) of Schedule 14A under the Securities Exchange Act of 1934.

VII. DISCLOSURE OF CHANGES TO NOMINATION PROCEDURES.

         For proposes of facilitating disclosure required in Form N-CSR, the Committee and the Secretary (or other person designated by the Committee) shall identify any material changes to the procedures for shareholder nominations for the reporting period in which such material changes occur.

VIII. DISCLOSURE OF CHARTERS.

         The Charter of the Committee shall be posted to the website for the Funds.

Page B-4


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

                                   DETACH HERE                           ZFTVL2

                                     PROXY

                       FIRST TRUST VALUE LINE(R) 100 FUND

                   PRROXY SOLICITED BY THE BOARD OF TRUSTEES
                        ANNUAL MEETING ON APRIL 19, 2004

The undersigned holder of shares of the First Trust Value Line(R) 100 Fund (the "Fund"), a Massachusetts business trust, hereby appoints W. Scott Jardine, Mark
R. Bradley and James A. Bowen as attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, IL 60532, at 10:00 a.m. Central time on the date indicated above, and any adjournment or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated March 19, 2004, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

-----------                                                          -----------
SEE REVERSE                                                          SEE REVERSE
   SIDE            CONTINUED AND TO BE SIGNED ON REVERSE SIDE           SIDE
-----------                                                          -----------

FIRST TRUST VALUE LINE(R) 100 FUND
C/O PFPC INC.
P.O. BOX 8586
EDISON, NJ 08818-8586






                                   DETACH HERE                           ZFTVL1

[X] Please mark                                                        |   3496
    votes as in                                                        |
    this example.                                                      --------


This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH NOMINEE SET FORTH.

         1. Election of Trustees.

            (01)  James A. Bowen         (04)  Thomas R. Kadlec
            (02)  Richard E. Erickson    (05)  David M. Oster
            (03)  Neil B. Nielson

                  FOR                         WITHHELD
                  ALL    [  ]         [  ]    FROM ALL
               NOMINEES                       NOMINEES


         [  ] _______________________________________
              For all nominees except as noted above


                        Mark box at right if an address change or comment
                        has been noted on the reverse side of this card.    [  ]

                        PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE
                        ENCLOSED ENVELOPE.

                        NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give full title.


Signature:_______________ Date:_______    Signature:_______________ Date:_______